                             CITISTREET FUNDS, INC.

                         SUPPLEMENT DATED APRIL 1, 2006
                                       TO
                         PROSPECTUSES DATED MAY 1, 2005

This supplement sets forth changes to the May 1, 2005 Prospectus for CitiStreet Funds, Inc. This supplement should be read in conjunction with the prospectus and should be retained for future reference.

Effective on April 1, 2006, there are new portfolio managers for the portion of the Diversified Bond Fund managed by Salomon Brothers Asset Management Inc.

The description of Salomon Brothers Asset Management Inc ("Salomon") under the "Management of the Funds" section is revised to state that the following individuals are now responsible for the day-to-day management of the portion of the Diversified Bond Fund managed by Salomon:

The portfolio managers listed below work for both Salomon and Western Asset Management Company ("Western Asset"). Salomon and Western are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. Salomon, located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with Salomon affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of December 31, 2005, Salomon had approximately $79 billion in assets under management.

      Mark Lindbloom joined Western Asset in 2006, and currently acts as a portfolio manager for both Western and Salomon. Prior to this, Mr. Lindbloom was a managing director of Salomon and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

      Dominick Masotti joined Western in 2006. Prior to this, Mr. Masotti was an investment officer with Smith Barney Fund Management and vice president of Salomon Brothers Asset Management. He has more than 13 years of securities business experience.